UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 6, 2016
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on September 12, 2016 to provide required financial information.
Item 2.01    Completion of Acquisition or Disposition of Assets.
On September 9, 2016, DASAN Zhone Solutions, Inc. (the “Company”) acquired DASAN Network Solutions Inc. (“DNS”) through the consummation of the merger of a wholly owned subsidiary of the Company with and into DNS, with DNS surviving as a wholly owned subsidiary of the Company (the "Merger"). At the effective time of the Merger, all issued and outstanding shares of capital stock of DNS were canceled and converted into the right to receive shares of the Company’s common stock in an amount equal to 58% of the issued and outstanding shares of the Company’s common stock immediately following the Merger. Accordingly, at the closing of the Merger, the Company issued 47,465,082 shares of its common stock to DASAN Networks, Inc. (as the sole stockholder of DNS), of which 4,746,508 shares are being held in escrow as security for claims for indemnifiable losses in accordance with the merger agreement relating to the Merger. As a result, immediately following the effective time of the Merger, DASAN Networks, Inc. held 58% of the outstanding shares of the Company’s common stock and the holders of the Company’s common stock immediately prior to the Merger retained, in the aggregate, 42% of the outstanding shares of the Company’s common stock.
On September 12, 2016, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Merger and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) contains the required financial statements and pro forma financial information.
This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on September 12, 2016 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired
1.    The audited consolidated financial statements of DNS as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 were previously reported as part of the Company's Definitive Proxy Statement filed with the SEC on August 8, 2016 and are incorporated by reference herein.
2.    The following unaudited consolidated financial statements of DNS are filed as Exhibit 99.1 hereto and incorporated herein by reference:

(i)    Unaudited Condensed Consolidated Balance Sheets as of June 30, 2016 and December 31, 2015
(ii)    Unaudited Condensed Consolidated Statements of Comprehensive Income for the Three and Six Months Ended June 30, 2016 and 2015
(iii)    Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2016 and 2015
(iv)    Notes to Unaudited Condensed Consolidated Financial Statements

(b)	Pro Forma Financial Information
The unaudited pro forma condensed combined consolidated financial statements of the Company giving effect to the Merger as if it had occurred on June 30, 2016 for purposes of the unaudited pro forma condensed combined consolidated balance sheet and on January 1, 2015 for purposes of the pro forma condensed combined consolidated statements of comprehensive income, including the notes thereto, are included as Exhibit 99.2 attached hereto and are incorporated herein by reference. The pro forma consolidated statements of operations do not include any material non-recurring charges that will arise as a result of the Merger. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the Company.

(c)	Not applicable

(d)	Exhibits
23.1     Consent of Samil PricewaterhouseCoopers, dated November 22, 2016

99.1	DASAN Network Solutions, Inc. Unaudited Financial Statements for the Three and Six Months Ended June 30, 2016 and 2015
99.2    Unaudited Pro Forma Financial Statements of DASAN Zhone Solutions, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2016	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Samil PricewaterhouseCoopers, dated November 22, 2016
99.1	DASAN Network Solutions, Inc. Unaudited Financial Statements for the Three and Six Months Ended June 30, 2016 and 2015
99.2	Unaudited Pro Forma Financial Statements of DASAN Zhone Solutions, Inc.